UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2008

Juniata Valley Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	232235254
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania		17059
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-436-8211

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2008, Juniata Valley Financial Corp. awarded Stock Options under the Company's Incentive Stock Option Plan to certain of its officers, including the exective officers listed below.
Francis J. Evanitsky, President and Chief Executive Officer, received an option to purchase 4,742 shares, which will vest over a three-year period, at the grant price of $21.10.
Marcie A. Barber, Senior Vice President and Chief Operating Officer, received an option to purchase 2,400 shares, which will vest over a five-year period, at the grant price of $21.10.
JoAnn N. McMinn, Senior Vice President and Chief Financial Officer, received an option to purchase 2,017 shares, which will vest over a three-year period, at the grant price of $21.10.

The grant date for the stock options is October 21, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniata Valley Financial Corp.

October 28, 2008	By:	JoAnn McMinn

Name: JoAnn McMinn
Title: SVP, Chief Financial Officer